   As Filed With the Securities and Exchange Commission on February 12, 1999

                                                    Registration No. 333-
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington. D.C. 20549
                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                              --------------------


                                 HELISYS, INC.
             (Exact name of registrant as specified in its charter)



                 Delaware                           95-4552813
      (State or other jurisdiction of            (I.R.S. Employer
       incorporation or organization)           Identification No.)


                24015 Garnier Street, Torrance, California 90505
                    (Address of Principal Executive Offices)


                           -------------------------



                           1995 STOCK INCENTIVE PLAN
                           (Full title of the plan)


                           ------------------------


                                Dave T. Okazaki
                            Chief Financial Officer
                                 Helisys, Inc.
                             24015 Garnier Street
                          Torrance, California 90505
                    (Name and address of agent for service)



                                (310) 891-0600
         (Telephone number, including area code, of agent for service)



                                   Copy to:
                             Mark L. Skaist, Esq.
         Stradling, Yocca, Carlson & Rauth, A Professional Corporation
     660 Newport Center Drive, Suite 1600, Newport Beach, California 92660


                     (Facing page continued on next page)


                        This document contains 7 pages
                          Exhibit Index is on Page 5

                            (Facing page continued)


                        CALCULATION OF REGISTRATION FEE


----------------------------------------------------------------------------------------------------------
                                             Proposed Maximum       Proposed Maximum
Title of Securities        Amount To Be       Offering Price       Aggregate Offering        Amount Of
 To Be Registered          Registered(1)       Per Share (2)            Price(2)          Registration Fee
----------------------------------------------------------------------------------------------------------
Common Stock,
 $.001 par value          1,000,000 shares         $0.14                 $140,000             $38.92
---------------------------------------------------------------------------------------------------------

(1) Includes additional shares of Common Stock that may become issuable pursuant to the anti-dilution adjustment provisions of the 1995 Stock Incentive Plan (the "Plan").

(2) The aggregate offering price for 1,000,000 shares of Common Stock registered hereby, which are to be offered to the Registrant's employees pursuant to the Plan, is estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(h)(1), on the basis of the price of securities of the same class as determined in accordance with Rule 457(c), using the last trading price of the Common Stock of the Registrant as reported on the OTC Bulletin Board on February 2, 1999.


                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.
         ---------------------------------------

     The contents of the Registrant's Registration Statement on Form S-8 (Registration No. 333-21189) are incorporated herein by reference.


Item 8.  Exhibits.
         --------

Exhibit
Number                         Description
------                         -----------
 4.1           1995 Stock Incentive Plan, incorporated by reference to Exhibit
               10.1 to the Registrant's Registration Statement on Form SB-2 (Registration No. 33-99244-LA).

 4.2 Amendment to Helisys, Inc. 1995 Stock Incentive Plan adopted January 7, 1997, incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-8 (Registration No. 333-21189).

 4.3 Amendment No. 3 to Helisys, Inc. 1995 Stock Incentive Plan adopted January 29, 1999.

 5.1           Opinion of Stradling Yocca Carlson & Rauth.

23.1 Consent of Deloitte & Touche LLP, incorporated by reference to the same numbered exhibit of The Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 1998, as filed with the Securities and Exchange Commission on November 13, 1998.

23.2 Consent of Stonefield Josephson, Inc., incorporated by reference to the same numbered exhibit of The Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 1998, as filed with the Securities and Exchange Commission on November 13, 1998.

24.1 Power of Attorney (included on the signature page to the Registration Statement).


                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Torrance, State of California, on the 11th day of February, 1999.



                                       HELISYS, INC.



                                       By:  /S/ GARY S. MOSKOVITZ
                                            ---------------------
                                            Gary S. Moskovitz
                                            Chief Executive Officer

                               POWER OF ATTORNEY


     We, the undersigned officers and directors of Helisys, Inc., do hereby constitute and appoint Gary Moskovitz or Dave T. Okazaki or either of them, as our true and lawful attorneys and agents, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names and in the capacities indicated below, any and all amendments (including post-effective amendments) hereto or any related registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and we do hereby ratify and confirm all that the said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


           Signature                              Title                                Date
           ---------                              -----                                ----
/s/ GARY S. MOSKOVITZ
_____________________________       President, Chief Executive Officer and        February 11, 1999
Gary S. Moskovitz                   Director (Principal Executive Officer)

/s/ MICHAEL FEYGIN
_____________________________       Chairman, Chief Technical Officer and         February 11, 1999
Michael Feygin                      Director

/s/ ROBERT CRANGLE
______________________________      Director                                      February 11, 1999
Robert Crangle

/s/ GREGORY CHAMBERS
______________________________      Director                                      February 11, 1999
Gregory Chambers

                                 EXHIBIT INDEX


Exhibit
Number                      Description
-------                     -----------
 4.1           1995 Stock Incentive Plan, incorporated by reference to Exhibit
               10.1 to the Registrant's Registration Statement on Form SB-2 (Registration No. 33-99244-LA).

 4.2 Amendment to Helisys, Inc. 1995 Stock Incentive Plan adopted January 7, 1997, incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-8 (Registration No. 333-21189).

 4.3 Amendment No. 2 to Helisys, Inc. 1995 Stock Incentive Plan adopted February 4, 1998.

 5.1           Opinion of Stradling Yocca Carlson & Rauth.

23.1 Consent of Deloitte & Touche LLP, incorporated by reference to the same numbered exhibit of The Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 1998, as filed with the Securities and Exchange Commission on November 13, 1998.

23.2 Consent of Stonefield Josephson, Inc., incorporated by reference to the same numbered exhibit of The Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 1998, as filed with the Securities and Exchange Commission on November 13, 1998.

24.1 Power of Attorney (included on the signature page to the Registration Statement).

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